UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2011

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

54821

FPA Paramount Fund, Inc.

March 31, 2011

LETTER TO SHAREHOLDERS

Commentary

Change of Fund Focus

Since FPA Paramount's inception in 1958, nearly all of the Fund's investments have been U.S.-based companies. Beginning August 1st of this year, FPA Paramount's investment focus will change to a global orientation. As of March 31, 2011, 16% of the Fund's net assets were invested in companies domiciled outside the U.S. Once this reorientation is fully implemented, we expect the Fund to typically maintain a foreign allocation of more than 50%, that is more than 50% of the Fund's assets invested in companies domiciled outside the U.S. The transition from the current portfolio to its global successor will be gradual and, given our historically low turnover, could likely take more than one year. As securities are sold in the normal course of portfolio management, they will be replaced with new holdings, most of which we expect to be domiciled outside the U.S. We expect that upcoming portfolio changes will be similarly deliberate. The rest of this section will explain the background and reasons for the change. It will also describe the specific steps involved, and the unchanged status of Paramount's sister fund, FPA Perennial Fund.

In order to understand this change, it is helpful to begin by looking back in time. After managing FPA Perennial Fund since late 1995, we assumed management of the Paramount portfolio in 2000. At that time, we decided that Paramount's portfolio would invest in nearly the same securities and weightings as those in Perennial. Readers may wonder why the Funds were not merged instead of managing them side-by-side with nearly the same investments. The option to merge the Funds was carefully considered. FPA has long insisted that shareholder interests be the primary factor in Fund decisions. In the case of Paramount, the Fund had substantial tax-losses from prior years that could be carried forward to offset future realized gains, thus reducing the current tax liability for shareholders. If the Funds were merged, the IRS Rules would have disallowed the vast majority of this benefit. We felt that putting the Funds together and thus diluting the benefits of the tax-losses was unfair to Paramount shareholders. We continuously utilized those tax benefits from 2000 until last year.

During the last decade of managing FPA Paramount, we sought to invest in businesses which had the following criteria. They were firms with long records of earning high returns on capital, and with modest debt levels. These companies had leading market shares and strong managers who had demonstrated their ability to wisely reinvest the businesses' cash flows. In recent years, we came to recognize the importance of an additional criterion — a strong global franchise. Simply stated, a strong world-wide business is usually more desirable than a single-country operation. Researching these types of companies, it became clear that many with foreign domiciles were just as effective building strong global franchises as their U.S.-based counterparts, and that we needed to include these firms on our investment horizon. During the research process, we came to see that for many companies, the location of the headquarters was of little significance to the quality of the business. It could just as well be in the U.K. or Switzerland as Illinois or Ohio, as long as the business exhibited the fundamental qualities discussed above. As our interest in international companies grew, we demanded that they possess a number of additional characteristics before we could consider investment. The management needed to be accessible to us both in terms of language and willingness to discuss their business in person or by phone. We also required familiar accounting. Lastly, securities regulations in the home country needed to be modern and actively enforced. The presence of all those elements helps control investment risk. When combined with our fundamental investment criteria, we believed the requirements were in place for investing in non-U.S. businesses.

This work has already yielded several international investments. Examples of foreign-domiciled companies currently in the portfolio are WABCO and Signet Jewelers. WABCO, headquartered and legally domiciled in Belgium, manufactures brakes, stability control systems, and automatic transmissions for commercial vehicles (heavy trucks, trailers and buses).

As the industry's sales leader, WABCO has a worldwide market share estimated at 40-50%, and we see no indication that its competitive position will be any less powerful in the future.

The profitability of those sales is remarkably good. Despite deeply depressed truck demand in both the U.S. and Europe, WABCO's operating margins have recently been about 10%, with return on equity approaching 20%. As WABCO's returns on capital have increased the market has rewarded its holders. During 2010 the shares appreciated 136%, and from the market's low in March 2009 until the end of 2010, WABCO's share price rose over 600%.

Signet, headquartered in Akron, Ohio and domiciled in Bermuda is the largest operator of chain jewelry stores in the U.K. and the U.S. At the time of our initial purchase of the shares, the company was domiciled in the U.K., and its shares traded primarily on the London Stock Exchange. That did not deter us from investing in this industry leader.

Despite its reliance on consumer spending, Signet has thrived in the difficult economic environment of the last few years. Industry consolidation has improved the company's competitive position. The company also has grown sales faster than the industry, based on superior customer service and several lines of exclusive products. In 2010 Signet shares appreciated 62%, and from the market's low in March 2009 until the end of 2010, the share price rose over 500%.

All of the preceding discussion was our look back at the Fund's history. The remainder of this section will discuss why we are making the change, and the specific actions we plan to take.

There are several reasons why we believe an emphasis on foreign companies is a sensible direction to take. First, increasing the Fund's geographic scope will broaden the pool of potential investments. Second, foreign companies provide a valuable currency hedge. Continued large U.S. budget deficits as well as a negative balance of payments could potentially weigh on the U.S. dollar compared with other major currencies. Under a weakening dollar scenario, investments in foreign companies as well as earnings from non-U.S. dollar operations would be worth more to U.S. investors when "translated" back into dollars. Third, there are a number of large countries growing at rates which far exceed that of the U.S. The best known examples are China, India, and Brazil. Further, recent Organisation for Economic Co-operation and Development (OECD) data suggests that Australia, Canada and most of the other OECD countries outside of Western Europe grew faster than the U.S. over the ten years ending in 2009. Many foreign-domiciled companies have greater participation in these markets than U.S. companies. This exposure provides both attractive opportunities for reinvestment as well as strengthening their worldwide franchises. Finally, the U.S. accounts for about a quarter of global nominal GDP according to World Bank data. Companies listed on U.S. stock exchanges represent about a third of total global market capitalization based on recent data from the World Federation of Exchanges. Through the shift to a global focus, we welcome the opportunity to build a portfolio of companies doing business in the U.S. and the other countries comprising a significant remainder of world-wide GDP.

When Paramount becomes a global fund, it means the investment portfolio will include both U.S. and an increased number of international companies. After the transition, it will continue to own some of its current U.S. businesses. Those companies with U.S.-only sales will be supplemented by new additions with considerable non-U.S. operations and in many cases foreign domiciles. We have already described that we place limited weight on a company's country of origin as long as it meets our investment criteria. However, for purposes of classification, most investors use domicile as the primary characteristic. As mentioned earlier, at March 31 over 16% of the Fund's net assets were invested in non-U.S.-domiciled companies. In the future, we expect that such international investments will typically exceed 50% of the Fund's assets.

A metric that we find much more useful when thinking about the international characteristics of our companies is the location of the sales they generate. Looking at the sales produced by portfolio companies, we recently calculated that about 40% occurred outside the U.S. We expect that amount to grow as we reorient the portfolio.

When it comes to the size of companies in the portfolio, our past investments almost exclusively had small- and medium-capitalizations with market values less than $10 billion. While we expect firms that size to remain the focus for Paramount, we will also consider companies with larger capitalizations if those businesses offer appealing investment opportunities, though we would not expect them to typically exceed 20% of Fund assets.

We believe that our investment team is well prepared to implement the change in focus. In order to develop the necessary understanding of non-U.S. companies, we have spent the last several years building a base of knowledge about these businesses. There are some subtle differences involved in the evaluation of international companies, but the major steps involved in our investment process (searching for ideas, analyzing the financial record, evaluating management) are not dependent on a company's location. Additionally, we are blessed at FPA with the knowledge and experience of our colleagues. We expect several of them to be valuable resources as we contemplate more international investments.

As part of the change in the mandate, we are also adding an additional portfolio manager to the Fund. Gregory Herr joined our team in 2007 after most recently working several years at Vontobel, a Swiss investment bank. He has played an important role in the team's transition to investing in international companies.

Finally, we would like to discuss Paramount's sister fund, FPA Perennial. Unlike the migration underway at Paramount, we plan for Perennial to continue its domestic focus. Despite the previously mentioned merits of investing in companies located outside the U.S., we recognize that some of our investors are not comfortable with significant international exposure. As an example, changes in the dollar compared to other currencies will directly impact the value of international positions since we do not plan to hedge currency exposure. This added volatility may not be suitable for all our investors. For this reason, Perennial will maintain its current course, following the same principles that have produced favorable results for the past 15 years.

In summary, Paramount's change to a globally focused fund will begin on July 1. After the transition period which we expect to take at least one year, more than 50% of the Fund's net assets will typically be invested in companies domiciled outside the U.S. Just like the financial characteristics we have required over the last fifteen years, these companies will have histories of high profitability, low debt levels and a sustainable competitive advantage. Companies meeting those criteria and with market capitalizations less than $10 billion will be the Fund's primary investments. FPA Perennial Fund will remain unchanged and will continue to provide our investment strategy for investors desiring a portfolio of mostly U.S.-based companies.

We look forward to this opportunity to expand our time-tested investment approach globally, and providing our Paramount shareholders with this new focus.

Commentary — "Full Speed Ahead"

Setting the Scene

We begin this commentary in an imaginary setting. Picture standing on the bridge of a cruise ship sailing up the Alaskan coast. Recent reports from other ships in the area indicated ice floes. The ship's captain and officers confer about conditions while scanning the horizon. After deliberating, the captain issues the order to maintain full speed.

Leaving the imaginary behind for now we turn to the reality in Washington, D.C. At March 31, 2011 the federal government had $14.3 trillion of total debt outstanding.1 Compared to $5.6 trillion at September 30, 2000, that means total debt grew 154% or over 9% annually during the last decade. Over that same period, the economy grew 47% or 4% a year. If an individual's credit card balance grew twice as fast as income for a

1  http://www.treasurydirect.gov/govt/reports/pd/pd_debtposactrpt_1103.pdf decade, it would create a very deep hole to climb out of. Federal debt, of course, is the direct result of deficits, and after ten years of record growth, their accumulation puts the U.S. in such a hole. Beyond the "official" debt, the government guarantees another $9 trillion of debt including that of mortgage giants Fannie Mae and Freddie Mac. We see no reason why their obligations specifically should not be included in the total.

If the outstanding debt and other liabilities we discussed so far were the entirety of what the government owed, and would not grow from the current level faster than the economy, the prospects would be manageable. Unfortunately we are far from that ideal situation. Last quarter we wrote that, "excluding a natural or military disaster, we believe that continuation of the current level of deficits poses the greatest long-term risk to the country." Nothing has changed. This situation is especially dangerous because we are already at a high level of borrowings with total debt outstanding as large as our economy. Compounding the problem, the growth in deficits looks set to continue unabated in the years ahead which will pile more debt onto the existing burden. Making the whole system completely untenable are the huge liabilities hidden just out of plain sight.

Looking at the expected deficits, recent projections by the Congressional Budget Office (CBO) forecast $7.5 trillion of additional deficits from 2011-2020.2 The potential increases come from two areas. The first source is the part of the budget where Congress directly sets spending, which represents a little over a third of the fiscal 2011 budget. Reducing the growth of this portion of the budget to the rate that revenues grow is an important first step in meeting our fiscal challenge. The other two-thirds of the federal budget contain the major entitlement programs along with defense and interest on the debt. Effectively, each of these runs on autopilot without significant annual changes by Congress. Over the last forty years defense spending as a percent of GDP has changed little. The second source of future deficits results from growth in the entitlement programs. Medicare and Medicaid, which started from small base levels, have grown faster than the economy and become an ever larger slice of the growing total pie. From 1967 through 2010 Medicare outlays grew 8% annually and Medicaid at 9% annually. Economic growth during the same period was 7% a year. Small differences in yearly growth rates become massive when compounded over decades. Medicare and Medicaid outlays were $36 billion or 4% of the1970 budget. This year the two together represent $775 billion or 21% of the total.3

Even more troubling than the past growth are the future liabilities these programs have accumulated. Using the cruise ship metaphor, if an iceberg represents the country's debt problem, the $14.3 trillion currently outstanding is the portion of ice above the water's surface. However, most of an iceberg's mass is submerged out of sight. For Medicare, Medicaid and Social Security the present value of all their future obligations is over $70 trillion. That enormous burden is impossible for the country to afford, but like the base of our iceberg, it lies hidden under the water.

As it stands today, without a combination of reducing the growth of Medicare, Medicaid and Social Security and/or increasing taxes, the CBO projects that by 2022 these three programs and interest payments alone will consume all the government's yearly revenue.4 That means running a single program in any of the other federal departments5 would immediately create a deficit for the year. And 2022 is only eleven years away!

2  CBO, Summary:The Budget and Economic Outlook: Fiscal Years 2011 to 2021.

3  Office of Management and Budget, A New Era of Responsibility: The 2012 Budget, historical tables; CBO, Budget and Economic Outlook, January 2011. Compiled by Peter G. Peterson Foundation. All references in constant 2010 dollars.

4  Government Accountability Office The Federal Government's Long-Term Fiscal Outlook: January 2010 Update, alternative simulation using CBO assumptions.

5  These include: Legislative Branch, Judicial Branch, Departments of: Agriculture, Commerce, Education, Energy, Homeland Security, Housing and Urban Development, Interior, Justice, State, Transportation, Veterans Affairs, Corps of Engineers, Environmental Protection Agency, NASA and Small Business Administration.

Political Response

For the last ten years the presidents and most of the members of Congress presiding over the massive debt build-up recognized that the trend was unsustainable. Instead of making unpopular but necessary decisions, they responded to the issue by completely ignoring it. Neither party wanted to propose a policy that the other side could turn into gains in the next election cycle. On the cruise ship, the captain and officers saw potential icebergs in the distance, but did not slow the speed so the passengers would not be alarmed.

Along with politicians, the public shares responsibility for our current condition. Even as deficit reduction became a major issue in the 2010 elections, polls consistently revealed that people wanted it to occur through lower spending, not from higher taxes or changes to entitlement programs. As a result of this sentiment, we have recently witnessed the 2011 budget debate. On roughly $3.7 trillion in expected spending, the House GOP initially suggested cuts of $60 billion while Senate Democrats proposed reductions of $10 billion. When the final tally reached $39 billion of the discretionary part of the budget, and both parties touted their deficit-cutting bona fides, they had achieved a 1% reduction to total spending and 2% of the $1.7 trillion projected 2011 deficit.

Despite this woefully inadequate result, the absence of political leadership for the last decade and the real dangers ahead, as we look to fiscal 2012 we are becoming more hopeful that substantive steps will be taken. House Republicans recently released their 2012 budget proposal. The president responded with the outline of his own plan. Most encouraging are the negotiations underway among the "Gang of Six," three senators from each party using the Bowles-Simpson Commission report6 as a starting template. Importantly, each of these plans moves beyond adjustments to discretionary programs only (one-third of the budget), and puts all the major spending programs, including entitlements, on the table for possible change. Without this type of comprehensive approach, no lasting solution to the problem is possible.

One additional factor increases the pressure for legitimate action. On April 18th, Standard and Poor's (S&P) announced that while maintaining its AAA rating on U.S. government debt, its outlook for that debt was reduced from stable to negative. This change means that S&P believes there is a one-in-three chance it will downgrade the debt in the next two years. To put this into perspective, S&P has rated the U.S. AAA since 1941, and maintained a stable outlook since the outlook system was introduced in the early 1990s. In our September 2009 commentary we wrote that:

"Changing the country's fiscal trajectory is possible, but time is short. Sadly it will probably require a crisis before we get substantive action. In the meantime, market forces over the next eighteen months will begin to exert pressures moving us in that direction."

Exactly eighteen months later, S&P's announcement is the start of the market response. Our increased hope for a political solution rests on the recent public acknowledgement of the problem by leading politicians, buttressed by the recognition in Washington that the market's first shot has been fired across its bow.

Why Does It Matter?

The captain of the cruise ship now clearly sees sizable pieces of ice in the water. If he slows the ship and steers carefully around them, crew and passengers will arrive at the next stop unharmed. Failure to take the prudent course, and we must imagine the sound of ice and metal colliding. At that point, only emergency measures remain.

If our hope is misplaced and congress fails to make significant changes to the 2012 budget (Sept. 2011), we believe the risk greatly increases that markets will force changes on us. To us this is the relevant timeframe when tangible action must occur because election cycle politics mean no changes are likely for the 2013 budget (Sept. 2012). That makes 2014 the earliest budget when these changes could be implemented. By that point, annual deficits of around $1.5 trillion mean total debt outstanding would have grown another $4-5 trillion. With the size of today's

6  http://www.fiscalcommission.gov/sites/fiscalcommission.gov/files/documents/TheMomentofTruth12_1_2010.pdf existing position and rate at which the debt is increasing, we believe the danger is very real that markets will not wait patiently for another three years. Once confidence in our ability to repay our obligations is lost, interest rates would likely move significantly higher. European examples of the last year demonstrate that U.S. borrowing costs could easily double from current levels in such an environment.7 Similarly, the value of the dollar could face even more pressure than seen over the last few years. Already at its multi-decade low point compared to a group of other major currencies, additional dollar weakness is possible.

As value investors we are trained to think about margin of safety. This is a term Ben Graham borrowed from engineering where it refers to the excess stress levels a system is designed with withstand versus what can be reasonably expected. A further consequence of our fiscal position is a greatly diminished capacity for dealing with extraordinary needs. The post-earthquake devastation that has occurred in Japan reminds us events can occur that do not fit neatly into forecasting spreadsheets. Similarly, projections of government revenue made prior to 2008 did not anticipate the greatly reduced tax collections caused by the recession. Even assuming current projections come to pass, the country has lost its fiscal margin of safety. In the future, we could lack the ability to provide countercyclical spending in a downturn, or the flexibility to pursue certain military operations.

If the market demands substantial change from the U.S. government, we will likely not have the luxury of responding gradually. A sudden shock scenario could require severe spending cuts in a short period of time. Look no farther than the belt tightening occurring in state legislatures because of balanced budget requirements. Rather than having the market force large and immediate across-the-board cuts and higher taxes on us, we need to have a credible plan in place to structurally reduce deficits over the medium term.

Portfolio Response

We discussed earlier that higher interest rates could result from a loss of market confidence if no change in fiscal policy occurs. Under a scenario of significantly higher interest rates, we believe our portfolio companies are well positioned. These businesses are highly profitable with low debt levels. At March 31, net debt (debt less cash) across the whole portfolio was 11%. Further, our companies generate ample cash flow. For most of them, borrowing in the market is unnecessary because this cash flow funds their capital expansion and acquisition needs. The combination of modest debt balances and internal funding should be a significant advantage for our companies compared to competitors that could face higher borrowing costs and rely on the mercy of the market to fund their needs.

Another consequence of market stresses we covered previously was potential dollar weakness. By owning companies that do a substantial portion of their business outside the U.S., we believe our investors receive some protection from dollar declines. Our most recent calculation showed that 40% of our portfolio revenues now come from outside the U.S. These sales give the companies additional reinvestment opportunities. Sales diversification also helps cushion downturns in individual geographies. Finally, they also are worth more to U.S. investors when "translated" back into weaker dollars. We believe the transition of Paramount to a global fund will allow investors to more fully participate in this type of diversification.

If Washington does not act to head off a fiscal crisis, markets will ultimately produce one. Believing that progress on this issue must be made this year, we will be watching for action on the 2012 budget. Lack of real reforms in that process will cause us to take further steps to protect our investors.

Performance

For the first quarter, Paramount's net asset value increased by 6.5%, ahead of the broad market (S&P 500 +5.9%) but trailing smaller-cap stocks (Russell 2500 +8.7%).

The strongest portfolio companies came in two groups. First, oil service companies benefited from the tighter supply-demand balance that drove rising oil prices. Two of our positions were helped additionally

7  Note the average interest rate paid by the U.S. over the last thirty years was 6.5%.

by indications of revived activity in the Gulf of Mexico (Helix +42%, Noble +28%).

Second, a number of companies gained by being leveraged to the economic recovery, especially higher spending on capital goods and technology (ScanSource +19%, Graco +15%, Idex +12%, Microchip +11%, Brady +9%, Actuant +9%, Maxim +8%).

On the negative side little was going on, though Carnival was down 17%, hurt by rising fuel prices. Otherwise, the few losers were companies viewed as "too defensive" for the strong market environment (Life Technologies -6%, O'Reilly Automotive -5%, and Varian Medical -2%).

The table below shows performance as of March 31, 2011 for both Paramount and the benchmark Russell 2500, as well as leading large-cap indexes. Paramount results are strong, both absolutely and relatively.

	Periods Ended March 31, 2011
	First Quarter	One Year	Three Years*	Five Years*	Ten Years*
Paramount**	6.5%	23.4%	9.3%	4.6%	10.4%
Russell 2500	8.7%	26.1%	8.9%	4.4%	8.8%
S&P 500	5.9%	15.6%	2.3%	2.6%	3.3%
Nasdaq	5.0%	17.1%	7.9%	4.7%	5.1%

*  Annualized Returns

**  The returns shown are at net asset value and do not reflect deduction of the maximum sales charge of 5.25% which, if reflected, would reduce the performance shown.

Company Discussion

We recently added Aggreko to the portfolio, a global leader in providing temporary power and temperature control to a diverse customer base worldwide. They don't generally sell equipment, Aggreko either rents it or uses it to generate power, which is then sold to customers.

Aggreko operates two related business models. Local Business rents equipment for short periods, generally measured in days or weeks. This is about 25% in response to emergencies, with much of the rest having very short lead times.

International Power Projects (IPP) business sells power to governments and utilities. Aggreko builds, owns, and operates the portable power plants. Typical initial contracts are for 6-9 months, and the preponderance of the business is in developing countries.

Important features of both business models include the following:

•  Aggreko's products and services are mission-critical. Power and temperature control are typically required for the customer to operate his enterprise. Their purchase is often based more on quality of service than price.

•  Aggreko has a diverse customer base. Its equipment and services can readily be transferred among customer segments.

•  It's a global business. Aggreko can respond to needs in any geography, and can reposition its equipment to wherever the demand and return on capital are greatest.

•  Business needs in almost any size range can be served, from a small generator for a weekend to 200 MW for multiple years.

•  By focusing on a narrow range of power and temperature control products, Aggreko is able to develop superior technical expertise, equipment and experience.

•  Aggreko designs and fabricates its own fleet, so it can be optimized for frequent movement, high reliability, and adverse environments.

•  Aggreko keeps its equipment for its useful life, so both it and its customers can benefit from building and maintaining the fleet to the highest standards.

A meaningful part of Aggreko's business results from "events," both planned and unexpected. Examples are sports (World Cup Soccer, Olympic Games, Super Bowl) and natural disasters of various kinds — quakes in Peru, Haiti, Japan and hurricanes in the U.S. Gulf and Australia. It is easy to see how Aggreko's ability to deploy large amounts of generating power virtually anywhere is well suited to meeting the demands of this volatile but profitable market.

Aggreko's business has the outstanding financial performance that we always seek in the companies we add to the portfolio. Operating margins have averaged over 20% for the past five years, and return on capital employed over 25%. Both have improved steadily.

Aggreko has been able to reinvest the preponderance of its cash flow in its core business. As a result, revenue growth has been impressive, nearly 25% annually over the past five years. Although we expect rapid growth to continue, the business is by its nature very lumpy. Hence, any year's growth can vary widely from the average.

Aggreko's net debt (debt less cash) is only $200 million, less than 15% of total capital.

We would now like to review Aggreko's two business models in greater depth, starting with Local Business.

Accounting for 60% of sales, but less than 50% of profits, Local Business is one of high volumes of low-value transactions, averaging perhaps $15,000 for a typical contract. An example is replacing a generator while it undergoes repairs or periodic maintenance.

The business has very low barriers to entry. Most competitors are local mom and pops running rental yards with a wide range of industrial and construction equipment. There are some regional or national competitors, United Rentals being an example, but only two companies with a world-wide footprint — Aggreko and Caterpillar dealers.

This is a cyclical business, but that is partly offset by its ability to generate positive cash flow in recessions by paring back the size of the rental fleet by either outright sale or by not replacing units being retired.

Aggreko's strategy for this market starts with superior service, supported by staff expertise and equipment that is well designed, available, and reliable. Benefiting from a low cost structure and driven by global scale, Local Business is able to deliver a high service level at competitive prices while generating the cash flow supporting reinvestment for profitable market share growth.

Local Business has delivered excellent returns over time. Revenue has grown by 15% annually over the past 7 years. Operating margin has now reached 20% and return on capital exceeds 25%. Aggreko expects to continue to grow Local Business, investing to increase market share in its most mature markets, and to expand into younger but faster growing ones.

International Power Projects sells power to utilities, mostly in developing countries. A typical contract is for $10 million, with a 6-9 month duration. Demand for Aggreko's power has been increasing rapidly. Its seven-year growth rate for revenues exceeds 40%, driving volumes up seven fold since 2003.

The main trigger for demand in this segment is power cuts by utilities, which hurt both economic activity and the growing and influential parts of the population prosperous enough to be consuming increasing quantities of electricity.

In the short term there are only two options — use less power or provide a short-term, if high-cost, supplementary power source (=Aggreko). In the long run the only fix to this supply-demand imbalance is on the supply side. Demand growth will continue as economies grow and families are more able to afford refrigerators, TV's and mobile phones. However, the installed capacity needed to supply the power is aging and needs to be replaced as well as expanded. In addition, a number of countries, especially in Africa, have base-load capacity based on hydro, where there are geographic limitations to expansion.

Even under the best conditions, power plants are highly capital intensive with most of the cost incurred years before there is any output. The funds to pay for such projects are hard to come by. Simply stated, the cash either never gets generated (power prices too low) or gets seized by the government one way or another. There is no reason to expect these structural impediments to disappear, so demand for Aggreko's power should continue to grow rapidly.

Unlike Local Business, IPP is extremely difficult to enter and compete in on a worldwide basis. The business has only three meaningful competitors — Aggreko, APR Energy, a 2004 spin off from Alstom that is perhaps one tenth the size of Aggreko, and the ubiquitous Cat dealers.

It is noteworthy that despite the potential for rapid growth and high returns on investment, several large global companies (GE, Cummins Engine) have been unsuccessful in establishing a viable competitive presence. GE sold its business to Aggreko in 2006 and Cummins withdrew from the business in stages.

Aggreko's core strategy for IPP is to grow as quickly as is prudent to secure the operating efficiencies and competitive advantages that come from being the largest company in the business. The benefits of scale can be broken down into the following elements:

•  Operating in different geographic markets means higher utilization. The differences in demand in various markets will tend to cancel each other out with a higher average the result.

•  Customers often demand power on very short notice. Offering fast lead times for large increments of capacity is a significant competitive advantage. Small competitors can't afford to have 200MW of generating capacity (a typical large order for Aggreko) sitting around. That size increment of capacity would represent 3-5% of Aggreko's fleet, but it would be 50% of APR's, even though it is number 2 in the industry. Aggreko signed a contract with Bangladesh in 2010 for 200 MW, which was up and running in three months. This was also the size of the recent order from Tokyo Electric, to be in operation in 2-3 months. Only Aggreko can meet power demands of this size and urgency.

•  A lot of IPP's business is done in countries where operational, political and payment risks are high. Though the historical record has been good, someday there will be a substantial loss. With its larger size, such an event would not threaten the continuance of Aggreko's business. The largest customer in 2010 generated $100 million of revenue. A complete write-off of that size would represent 3 months of company operating income for Aggreko vs. an estimated 2 years worth at APR.

•  Finally, with its larger size, including the rental business, Aggreko can buy better than any competitor. This advantage is enhanced by doing its own design and manufacturing to better suit it own product requirements.

To summarize, Aggreko's large size advantage gives it lower volatility of demand, better lifetime equipment utilization, more responsiveness to customer requirements and lower capital costs.

Headquartered in Glasgow, Scotland, Aggreko fits our strategy of investing in companies with strong worldwide businesses, attractive margins and returns on capital, a low risk capital structure, and a demonstrated history of successful redeployment of cash flows.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased also to receive comments at the email address, Paramount@firstpacad.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

April 26, 2011

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended March 31, 2011
	1 Year	3 Years	5 Years	10 Years
FPA Paramount Fund, Inc. (NAV)	23.38%	9.27%	4.59%	10.36%
FPA Paramount Fund, Inc. (Net of Sales Charge)	16.90%	7.32%	3.47%	9.76%
Lipper Mid-Cap Core Average	23.05%	6.74%	4.18%	7.44%
Russell 2500 Index	26.12%	8.89%	4.39%	8.85%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2011 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

PORTFOLIO SUMMARY

March 31, 2011

Common Stocks		93.5%
Producer Durables	22.7%
Business Services & Supplies	18.7%
Retailing	15.6%
Health Care	15.1%
Energy	9.3%
Transportation	6.2%
Technology	5.1%
Entertainment	0.8%
Short-Term Investments		6.5%
Other Assets and Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2011

Shares
NET PURCHASES
Common Stocks
Aggreko plc. (1)	78,800
Spirax-Sarco Engineering plc (1)	45,300
NET SALES
Common Stocks
WABCO Holdings, Inc	39,700

(1)  Indicates new commitment to portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2011

COMMON STOCKS	Shares	Value
PRODUCER DURABLES — 22.7%
Actuant Corporation (Class A)	219,200	$6,356,800
Franklin Electric Co., Inc.	144,800	6,689,760
Graco Inc.	191,600	8,715,884
HNI Corporation	343,600	10,844,016
IDEX Corporation	173,750	7,584,187
WABCO Holdings, Inc.*	255,300	15,736,692
Zebra Technologies Corporation (Class A)*	249,000	9,770,760
		$65,698,099
BUSINESS SERVICES & SUPPLIES — 18.7%
Aggreko plc.	78,800	$1,991,741
Brady Corporation (Class A)	233,800	8,344,322
CLARCOR, Inc.	159,400	7,161,842
Copart, Inc.*	228,900	9,918,237
Landauer, Inc.	3,800	233,776
Manpower Inc.	139,400	8,765,472
ScanSource Inc.*	425,500	16,164,745
Spirax-Sarco Engineering plc	45,300	1,408,726
		$53,988,861
RETAILING — 15.6%
CarMax, Inc.*	494,000	$15,857,400
O'Reilly Automotive, Inc.*	229,200	13,169,832
Signet Jewelers Limited*	345,500	15,899,910
		$44,927,142
HEALTH CARE — 15.1%
Bio-Rad Laboratories, Inc. (Class A)*	84,200	$10,115,788
Life Technologies Corporation*	275,800	14,457,436
Lincare Holdings, Inc.	380,800	11,294,528
Varian Medical Systems, Inc.*	25,800	1,745,112
VCA Antech, Inc.*	240,800	6,063,344
		$43,676,208
ENERGY — 9.3%
FMC Technologies, Inc.*	114,400	$10,808,512
Helix Energy Solutions Group, Inc.*	192,800	3,316,160
Noble Corporation	278,300	12,696,046
		$26,820,718
TRANSPORTATION — 6.2%
Heartland Express, Inc.	521,700	$9,161,052
Knight Transportation, Inc.	455,700	8,772,225
		$17,933,277

PORTFOLIO OF INVESTMENTS

March 31, 2011

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 5.1%
Maxim Integrated Products, Inc.	213,300	$5,460,480
Microchip Technology Incorporated	240,900	9,156,609
		$14,617,089
ENTERTAINMENT — 0.8%
Carnival Corporation (Class A)*	60,700	$2,328,452
TOTAL COMMON STOCKS — 93.5% (Cost $228,564,876)		$269,989,846
SHORT-TERM INVESTMENTS — 6.5% (Cost $18,887,866)
General Electric Capital Corporation — 0.05% 04/01/11	$7,888,000	$7,888,000
Chevron Funding Corporation — 0.11% 04/05/11	11,000,000	10,999,866
TOTAL SHORT-TERM INVESTMENTS		$18,887,866
TOTAL INVESTMENTS — 100.0% (Cost $247,452,742)		$288,877,712
Other assets and liabilities, net — 0.0%		(39,869)
TOTAL NET ASSETS — 100.0%		$288,837,843

*Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

ASSETS
Investments at value:
Investment securities — at market value (identified cost $228,564,876)	$269,989,846
Short-term investments — at amortized cost (maturities 60 days or less)	18,887,866	$288,877,712
Cash		944
Receivable for:
Capital stock sold	$251,377
Dividends	12,524	263,901
		$289,142,557
LIABILITIES
Payable for:
Advisory fees and financial services	$180,037
Capital stock repurchased	95,677
Accrued expenses	29,000	304,714
NET ASSETS		$288,837,843
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 14,278,386 shares		$3,569,597
Additional Paid-in Capital		253,940,053
Accumulated net realized loss on investments		(9,897,774)
Undistributed net investment loss		(199,003)
Unrealized appreciation of investments		41,424,970
NET ASSETS		$288,837,843
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$20.23
Maximum offering price per share (100/94.75 of per share net asset value)		$21.35

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2011

INVESTMENT INCOME
Dividends		$1,401,835
Interest		15,782
		$1,417,617
EXPENSES — Note 5
Advisory fees	$887,982
Financial services	132,767
Transfer agent fees and expenses	83,749
Audit and tax services	34,100
Registration fees	25,514
Custodian fees and expenses	20,117
Line of credit	19,167
Directors fees and expenses	18,000
Reports to shareholders	17,240
Legal fees	5,120
Other fees and expenses	4,970	1,248,726
Net investment income		$168,891
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$19,188,092
Cost of investment securities sold	14,911,670
Net realized gain on investments		$4,276,422
Change in unrealized appreciation of investments:
Unrealized depreciation at beginning of period	$(6,713,800)
Unrealized appreciation at end of period	41,424,970
Change in unrealized appreciation of investments		48,138,770
Net realized and unrealized gain on investments		$52,415,192
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$52,584,083

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
CHANGE IN NET ASSETS
Operations:
Net investment income	$168,891		$449,437
Net realized gain (loss) on investments	4,276,422		(5,000,300)
Change in unrealized appreciation of investments	48,138,770		34,846,383
Change in net assets resulting from operations		$52,584,083		$30,295,520
Dividends from net investment income		(817,331)		—
Capital Stock transactions:
Proceeds from Capital Stock sold	$25,169,231		$13,463,645
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	761,242		—
Cost of Capital Stock repurchased*	(27,514,982)	(1,584,509)	(36,572,612)	(23,108,967)
Total change in net assets		$50,182,243		$7,186,553
NET ASSETS
Beginning of period		238,655,600		231,469,047
End of period		$288,837,843		$238,655,600
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		1,324,483		858,970
Shares issued to shareholders upon reinvestment of dividends and distributions		40,320		—
Shares of Capital Stock repurchased		(1,507,232)		(2,348,607)
Change in Capital Stock outstanding		(142,429)		(1,489,637)

*  Net of redemption fees of $1,993 and $5,177 for the periods ended March 31, 2011 and September 30, 2010, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31,		Year Ended September 30,
	2011		2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of year	$16.55		$14.55	$15.01	$17.06	$15.62	$15.02
Income from investment operations:
Net investment income	$0.02		$0.03	$0.01	$0.05	$0.14	$0.12
Net realized and unrealized gain (loss) on investment securities	3.72		1.97	(0.40)	(2.09)	1.47	0.60
Total from investment operations	$3.74		$2.00	$(0.39)	$(2.04)	$1.61	$0.72
Less dividends from net investment income	$(0.06)		—	$(0.07)	$(0.01)	$(0.17)	$(0.12)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$20.23		$16.55	$14.55	$15.01	$17.06	$15.62
Total investment return**	22.63%		13.75%	(2.43)%	(11.96)%	10.30%	4.79%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$288,838		$238,656	$231,469	$296,646	$397,374	$595,825
Ratio of expenses to average net assets	0.93	%†	0.95%	0.99%	0.89%	0.90%	0.85%
Ratio of net investment income to average net assets	0.13	%†	0.20%	0.09%	0.29%	0.74%	0.89%
Portfolio turnover rate	11	%†	3%	46%	12%	17%	15%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2011 is not annualized.

†  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $13,120,336 for the six months ended March 31, 2011. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2011, was $228,582,492 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2011, for federal income tax purposes was $52,069,977 and $10,662,623, respectively resulting in net unrealized appreciation of $41,407,354. As of and during the period ended March 31, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2006 or by state tax authorities for years ended on or before September 30, 2005.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was enacted. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986

NOTES TO FINANCIAL STATEMENTS

Continued

and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: new capital losses may now be carried forward indefinitely, and retain the character of the original loss; several provisions are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests; and, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2011, the Fund paid aggregate fees of $18,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2011, the Fund collected $1,993 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the period ended March 31, 2011, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $4,616 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2011:

Level 1 — Quoted Prices	$269,989,846	(1)
Level 2 — Other significant observable inputs	18,887,866	(2)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$288,877,712

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the six months ended March 31, 2011.

NOTE 9 — Line of Credit

The Fund, along with FPA Perennial Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.15% per annum on any unused portion of the line of credit. During the period ended March 31, 2011, the Fund had no borrowings under the agreement.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2011 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2010	$1,000.00	$1,000.00
Ending Account Value March 31, 2011	$1,226.30	$1,020.30
Expenses Paid During Period*	$5.16	$4.70

*  Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2011 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (75)†	Director & Chairman* Years Served: 9	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (73)†	Director* Years Served: 3	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Lawrence J. Sheehan – (78)†	Director* Years Served: 5	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	2

Eric S. Ende – (66)	Director* President & Portfolio Manager Years Served: 11	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3

Steven R. Geist (57)	Executive Vice President & Portfolio Manager Year Served: 11	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.

J. Richard Atwood – (50)	Treasurer Years Served: 14	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 16	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (56)	Secretary Years Served: 28	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (44)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)          The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 20, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	May 20, 2011